Exhibit 99.1

Beacon Street Group 4th Annual Southwestern Showcase Dallas, Texas November 15, 2006 Eagle Materials Inc. NYSE: EXP www.eaglematerials.com

Forward Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when the Company is discussing its beliefs, estimates or expectations. These statements are not historical facts or guarantees of future performance but instead represent only the Company's beliefs at the time the statements were made regarding future events which are subject to significant risks, uncertainties and other factors many of which are outside the Company's control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. The principal risks and uncertainties that may affect the company's actual performance include the following: the cyclical and seasonal nature of the Company's business; public infrastructure expenditures; adverse weather conditions; availability of raw materials; changes in energy costs including, without limitation, increases in natural gas; changes in the cost and availability of transportation; unexpected operational difficulties; inability to timely execute announced capacity expansions; governmental regulation and changes in governmental and public policy; changes in economic conditions specific to anyone or more of the Company's markets; competition; announced increases in capacity in the gypsum wallboard and cement industries; changes in the demand for residential housing construction or commercial construction; general economic conditions; and interest rates. For example, increases in interest rates, decreases in demand for construction materials or increases in the cost of energy (including natural gas) could affect the revenues or operating earnings of our operations. In addition, changes in national and regional economic conditions and levels of infrastructure and construction spending could also adversely affect the Company's results of operations. These and other factors are described in the Annual Report on Form 10-K for the Company for the fiscal year ended March 31, 2006 and its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2006. These reports are filed with the Securities and Exchange Commission and may be obtained free of charge through the website maintained by the SEC at www.sec.gov. All forward-looking statements made in this presentation are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this presentation will increase with the passage of time. The Company undertakes no duty to update any forward-looking statement to reflect future events or changes in the Company's expectations.

Eagle Materials Growth Initiatives Conclusion Eagle Materials Inc.

Gypsum Wallboard Cement Gypsum Paperboard Concrete & Aggregates Eagle Materials Inc.

Eagle Materials is comprised of a balanced portfolio of ... Building Materials and ... Construction Products businesses Wallboard 57% Cement 29% Wallboard Cement Paperboard Con/Agg Revenues 57 25 8 10 Revenue by Segment* Concrete/Aggregates 10% Cement 25% Paper 8% Wallboard Cement Paperboard Con/Agg Operating Earnings 63 29 5 3 Operating Earnings by Segment* Wallboard 63% Concrete/Aggregates 3% Paper 5% *TTM including Joint Venture revenues, excludes other, net.

Steady top and bottom line growth ($ in millions) 02 03 04 05 06 07E Revenues 395 429 503 617 860 950 Revenues 02-07E CAGR - 16% For Fiscal Year Ending March 31 02 03 04 05 06 07E Op Income 79 102 115 172 264 375 Operating Earnings 02-07E CAGR - 26% $79 $102 $115 $172 $264 $315-$345 $950

94 FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07E Eagle generates significant cash flow ($ in millions) (L) Revenues (R) Operating Cash Flow * *Cash from operations including changes in working capital

At Eagle Materials, we have a piercing focus on... Low-cost Production Safety Quality Low-cost Wallboard Production

At Eagle Materials, we have a piercing focus on... Low-cost Production Safety Quality Low-cost Wallboard Production Low-cost Cement Production

At Eagle Materials, we have a disciplined approach to... Capital Investment Illinois Cement Expansion and modernization Mountain Cement Expansion and modernization Greenfield Wallboard plant in Georgetown, SC Nevada Cement Expansion and modernization

Wallboard Overview Demand dynamics moderating Residential construction slowing across most of the country Non-residential construction remains strong Repair and remodel construction flattening Consolidated Industry From 12 U.S. producers in 1997 to 8 currently, with approximately 37 BSF annual capacity Wallboard production capacity increases gradually over next 3 to 4 years Primarily synthetic gypsum plants along the East coast Eagle's assets are well positioned Lowest cost producer New greenfield plant in South Carolina will be our highest margin plant 9% of U.S. industry capacity after South Carolina plant completed

1998 1999 2000 2001 2002 2003 2004 2005 2006E 2007E Single Family Housing Starts 1271.4 1302.4 1230.9 1273.3 1358.6 1499 1610.5 1716 1500 1300 10 year Treasury 5.26 5.65 6.03 5.02 4.61 4.01 4.27 4.29 4.96 4.65 New residential construction continues to decline (L) Single Family Starts-000's (R) U.S. Treasury - 10 year constant maturity Source: Federal Reserve, NAHB and Blue Chip Economic Reports. 10-year rates have recently trended downward

1998 1999 2000 2001 2002 2003 2004 2005 2006E 2007E Residential Remodeling 144.42 149 153 152 163 160 168 167 176.81 182.2 Residential Repair and Remodel Construction 1998 - 2007E Repair and remodel construction to flatten Source: NAHB Remodeling Forecast, March 2006. U.S. Billions 2000 $

Non-residential recovering but still not at historic levels Source: PCA, Fall 2006 Forecast 1998 1999 2000 2001 2002 2003 2004 2005 2006E 2007E Construction Output 179.7 174.7 178.7 165.1 133.5 123 127.6 129.5 146.7 158.1 Private non-residential construction output, 1998 - 2007E (U.S. billions 1996$) Recent growth in non- residential construction is still short of historic levels.

Wallboard utilization outlook (numbers in billion square feet) CY 2005 CY 2006 CY 2007 Consumption Estimates: New Residential (51% of Demand) 18.5 16.2 13.5 New Commercial (18% of Demand) 6.5 7.3 7.8 Repair & Remodel (29% of Demand) 10.5 10.8 11.1 Manufactured Housing (2% of Demand) 0.7 0.7 0.6 Total 36.2 35.0 33.0 Average annual capacity 37.0 37.2 38.5 Average annual industry utilization 98% 94% 86% Source: Company estimates.

Consumption Capacity 79 16.74 17.5 80 14.13 18.25 81 13.76 18.67 82 13.09 19.14 83 16.82 18.5 84 18.32 20 85 19.43 20.87 86 20.42 21.63 87 20.63 23.37 88 20.61 25.11 89 20.87 24.08 90 20.45 24.04 91 18.32 24.35 92 20.18 24.11 93 21.38 24.19 94 23.21 24.64 95 23.07 25.18 96 24.72 25.9 97 25.48 26.13 98 27.01 26.93 99 29.09 28.84 00 28.16 31.63 01 29.34 35.2 02 29.8 35.5 03 31.8 36.1 04 34 36.3 05 36.2 37 06E 35 37.2 07E 33 38.5 08E 39.5 09E 40.5 U.S. Wallboard Industry Overview Capacity vs. Consumption (Billions of Square Feet) Calendar Years Gypsum Association Historical Data and EXP Projections. New Residential New Non-Residential Repair and Remodel Manufactured Housing Wallboard 0.51 0.18 0.29 0.02

Eagle's Wallboard Quarterly Net Sales Price Trend 12/31/03 3/31/04 6/30/04 9/30/04 12/31/04 3/31/05 6/30/05 9/30/05 12/31/05 3/31/06 6/30/06 9/30/06 Price 86 95 101 110 109 115 119 132 144 155 168 176 $/MSF Actual October 2006 Price - $167/msf

Eagle's wallboard production and cost FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07E Total BSF Produced 1.091 1.151 1.374 1.649 1.89 1.956 2.496 2.547 2.83 2.9 Production Cost / MSF 64.58 64.02 63.02 65.95 61.38 63.69 63.85 67.536 73 70.5 Energy costs have started to trend downward

Cement Overview High Barriers to entry Lengthy environmental permitting process Extremely capital intensive with economies of scale Regional markets are impacted by size of new plants Favorable Growth Dynamics Broad-based demand directly linked to construction industry Consumption has grown at 2% CAGR historically Stable Supply/Demand Dynamic Currently nearly 30% of the U.S. needs are satisfied through imports U.S. capacity over 80% foreign-owned and majority of imports controlled by foreign multi-nationals Eagle plans to expand its production capacity by 50% Expansion and modernization of its Illinois, Nevada and Wyoming cement plants Eagle Materials' Texas Cement Joint Venture recently invested in a Houston cement import terminal - Eagle's share represents approximately 250,000 short tons per year of imported cement

U.S. Cement Industry Overview Capacity vs. Consumption Consumption Capacity 75 72 91 76 76 90 77 82 92.5 78 89 91.5 79 88 94 80 79 91 81 75 94 82 67 91 83 74 93 84 85 92 85 88 89.5 86 91 88.5 87 94 87.5 88 93 88 89 91 86 90 90 85 91 80 86 92 84 87 93 88 87 94 94 87.5 95 95 88.5 96 100 88 97 106 89 98 114 91 99 120 92.5 0 121 94 1 124 96 2 120 98 3 118.3 100.4 4 126.4 100.4 5 133.8 104 06E 136.5 105.2 07E 138.2 106 Source: PCA Data and Company estimates (Millions of Short Tons) Imports (Calendar Year) New Residential New Non-Residential Public Construction Other Cement 0.23 0.24 0.5 0.03

Public Construction Source: Portland Cement Association (Fall 2006 Forecast). Public Construction put-in-place with cement consumption 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006E 2007E Public Construction 97.2 103.8 109.2 114.5 115.8 116 123.8 125.5 131.8 130.4 129.6 134.3 141 148.2 147.9 155.3 162.3 170.6 175.1 170.8 161.3 162.5 170.1 176.5 Public Cement Consumption 22767 23116 26138 29905 30836 28597 30253 32178 34286 33416 35853 37360 39341 42053 43874 45776 43012 46173 45048 45379 48611 52031 55021 57448 Billions of '96 $ (L) Millions of Tons (R) The primary driver of U.S. Cement consumption remains strong Very positive current outlook as well as long-term outlook Increased cement intensities

Eagle's Cement Quarterly Net Sales Price Trend 12/31/03 3/31/04 6/30/04 9/30/04 12/31/04 3/31/05 6/30/05 9/30/05 12/31/05 3/31/06 6/30/06 9/30/06 Price 65.72 64.79 68.34 70.05 71.75 73.59 78.55 82.55 83.24 90 91 93 $/Ton Actual October 2006 Price - $94/ton

Eagle's cement production and cost FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07E (L) Total Manufactured Tons Produced 2000 2050 2070 2250 2240 2270 2390 2351 2800 2850 (R) Average Manufactured Production Cost per Ton 37.48 39.16 41.82 39.77 40.8 42.01 43.95 46.86 54 57.72 Power and energy costs responsible for cost increases

Gypsum Paperboard Overview 7 out of 8 wallboard producers are vertically integrated Eagle's papermill produces low-cost paper Economies of scale Our Lawton mill has an annual capacity of approximately 320,000 tons per year compared to the average size of our competitor's papermills of 65,000 tons per year We produce light-weight paper 40 pound per msf basis-weight compared to 48 pounds per msf for cylinder machines Eagle's mill essentially vertically integrated 40% consumed internally by Eagle's wallboard plants 45% sold through a long-term sales contract with another wallboard producer 15% currently sold in the spot market; Once our Georgetown wallboard plant is up and running, this volume will be consumed internally A natural companion to our wallboard business

Concrete and Aggregates Overview We operate in two local markets Austin, Texas Low-cost strategic central Texas aggregate operation Low-cost, geographically diverse readymix position in the Austin area Northern California Rural readymix operations Low-cost aggregates operation Our aggregates deposit is the largest aggregates deposit in Northern California Aggregates are depleting in Northern California and the Bay Area Opportunities for major organic growth Complementary to our Cement business

Eagle Materials Growth Initiatives Conclusion Eagle Materials Inc.

Current growth initiatives Estimated Completion Date Approximate Cost Wallboard Greenfield Plant in South Carolina Late Calendar 2007 $150 Cement Modernization and Expansion of Illinois Cement Late Calendar 2006 $65 Modernization and Expansion of Nevada Cement Late Calendar 2008 $200 Modernization and Expansion of Mountain Cement Calendar 2009 $120 TOTAL $535 ($ in millions)

Georgetown, South Carolina Wallboard Project Project Background New gypsum wallboard plant with annual design capacity of 750 mmsf Long-term supply agreement for synthetic gypsum with Santee Cooper (South Carolina Public Service Authority) Increases Eagle's annual wallboard capacity by approximately 30% Greatly improves American Gypsum's distribution network Will be American Gypsum's highest-margin plant Project Update Construction began in late March 2006 Earth work and underground utilities completed Foundations and concrete slabs are being poured Steel framing started Process equipment scheduled for delivery by year-end Start-up scheduled for November 2007

Georgetown, South Carolina - Site

Growing the wallboard business Eagle's wallboard operations are geographically located to take advantage of the ongoing population shift to the sunbelt and the new Georgetown wallboard plant improves our distribution network allowing us to better serve our customers EAGLE PLANTS EAGLE PRIMARY MARKETS INDUSTRY CAPACITY INCREASES

Illinois Expansion Update Project Background $65 million expansion Increases capacity by approximately 65% to 1.1 million tons Expected to reduce manufacturing costs per unit by approximately 20% Expanded market share has already been established through imports Project Status Project is on schedule and within budget Dome commissioning complete and now operational Total project approximately 85% complete Start-up of new raw mill and pyro process systems planned for December 2006

Illinois Cement Company Expansion Project

Nevada Cement Modernization Project Background Plant located just east of Reno, Nevada Serves the Northern Nevada and Northern California cement markets Approximately $200 million investment Modernization includes: Expanding capacity by approximately 100% to 1.1 million tons Reducing operating costs significantly Project Status Design engineering complete Construction permit expected by year-end Construction expected to start in Spring 2007 Project expected to be completed in Fall 2008

Mountain Cement Modernization Project Background Plant located in Laramie, Wyoming (serves the Mountain States region) Approximately $120 million investment Modernization includes: Expanding annual capacity by approximately 30% to 0.9 million tons Reducing operating costs significantly Project Status Construction permit expected by Spring 2007 Construction expected to start in Summer 2007 Project expected to be completed in 2009

Eagle Materials Growth Clear line of sight Sensible and well-defined plans Balance and discipline "Smart-sized" cement plants Energy efficient Modern and efficient wallboard plants Improved logistics Improved operational performance Modernization and expansion projects will lower operating costs Very low energy costs per unit Very low manpower costs per unit Very low raw material costs per unit Very low maintenance costs per unit Very low overhead costs per unit

The Nation's Highest Margin Construction Products Company* Cement Illinois Cement Company 5 stage preheater/precalciner Texas Lehigh Cement Company 4 stage preheater/precalciner Mountain Cement Company 5 stage preheater/precalciner Nevada Cement Company 5 stage preheater/precalciner Concrete/Aggregate Dominant local aggregates position American Gypsum Company Duke High speed board line Modern dryers Eagle High speed board line Modern dryer Bernalillo Medium speed board line Modern dryer Albuquerque Medium speed board line Modern dryer Georgetown, South Carolina High speed board line Modern dryer and steam Republic Paperboard High speed (3,000 ft/minute) Light-weight paper * Based on comparison of earnings before interest and taxes/revenues for the most recent reporting period for EXP comparable companies. See slide 47.

Eagle's Growing Manufacturing Capacities... Before Expansions After Expansions Increase Wallboard (BSF) 2.8 3.7 +30% Cement (million tons) 2.7 3.8 +41% Paper (000 tons) 285 320 +12% Aggregates (million tons) 5.5 7.5 +35% Concrete (000 cubic yards) 850 1,000 +20% .... and Reduced Production Costs per Unit After Expansions Wallboard cost of sales per unit expected to decline 5% Cement cost of sales per unit expected to decline 25% Paper cost of sales per unit expected to decline 5% Aggregates cost of sales per unit expected to decline 10%

Increased Shareholder Value Through Growth and Cost Reductions These projects are expected to increase Eagle Materials' operating earnings significantly $100 million assuming bottom-of-the-cycle pricing $125 million assuming middle-of-the-cycle pricing $170 million assuming top-of-the-cycle pricing

Eagle Materials Growth Initiatives Conclusion Eagle Materials Inc.

Creating Shareholder Value Balanced growth strategy focused on cement and wallboard Strong cash flow from low-cost operations Attractive annual dividend Share repurchase program Approximately 2.2 million shares repurchased in FY 2007, year-to- date Recently, our repurchase authorization was increased to 6 million shares

Eagle Materials has the highest operating margins of the group US Concrete TXI CRH Hanson Cemex LaFarge SA USG Martin Marietta Vulcan Florida Rock Eagle East 0.066 0.094 0.104 0.134 0.154 0.158 0.175 0.179 0.181 0.233 0.338 Source: EBIT margins represent earnings before interest and taxes / revenues. EBIT is a non-GAAP measure. See slide entitled "Explanation of Non-GAAP Items" in the Appendix. EBIT Margins (TTM)

Dividend yield and payout ratio Eagle's TTM Industry TTM * Payout 0.172 0.227 *Industry average includes Vulcan Materials, Rinker Group, Florida Rock, Martin Marietta and TXI. (1) Based on $40 per share stock price Eagle's annual dividend is $0.70 per share Eagle's Dividend (1) Industry Average * Payout 0.0175 0.0145

FY 2007 Guidance 3rd Qtr FY 2007 FY 2007 Net Earnings $37 - $42 $192 - $212 Diluted EPS $0.75 - $0.85 $3.80 - $4.20 ($ in Millions, except per share data)

Eagle Materials Inc. Question & Answer

Contact Information Steve Rowley, President and CEO Telephone: 214-432-2020 Email: srowley@eaglematerials.com Arthur Zunker, Senior Vice President and CFO Telephone: 214-432-2010 Email: azunker@eaglematerials.com Bill Devlin, Vice President - Controller Telephone: 214-432-2014 Email: bdevlin@eaglematerials.com Craig Kesler, Vice President - Investor Relations and Corporate Development Telephone: 214-432-2013 Email: ckesler@eaglematerials.com Eagle Materials Inc. NYSE: EXP www.eaglematerials.com

Appendix

Explanation of Non-GAAP Items EBIT represents net income, plus interest expense (less interest income) and provisions for income taxes. EBIT is a non-GAAP measure that provides supplemental information regarding the operating performance of our business without regard to financing methods or capital structures and is used as a benchmark for evaluating the creditworthiness of particular issuers. EBIT should not, however, be considered as an alternative to net income, operating income, cash flow from operations or any other measure of financial performance in accordance with GAAP. EBIT for our trailing twelve-months of $320.5 can be reconciled to net income by adding to net income the following amounts: interest expense, $6.4 million and provision for income taxes, $106.2 million.